                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                _______________



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  July 30, 2001
                                                  -------------------------



                        Retractable Technologies, Inc.
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              (Exact Name of Registrant as Specified in Charter)



         Texas                           000-30885                75-2599762
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(State or Other Jurisdiction           (Commission           (IRS Employer
     of Incorporation)                 File Number)          Identification No.)




511 Lobo Lane, Little Elm, Texas                                   75068-0009
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code  (972) 294-1010
                                                    ----------------------------


                                      None
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 9    REGULATION FD DISCLOSURE

     On July 30, 2001, the Registrant issued a letter to shareholders, a copy of which is attached as exhibit 99 to this Form 8-K.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:    July 31, 2001                 RETRACTABLE TECHNOLOGIES, INC.
                                       (Registrant)

                                       By: /s/ THOMAS J. SHAW
                                          -----------------------------
                                           THOMAS J. SHAW
                                           CHAIRMAN, PRESIDENT, AND
                                           CHIEF EXECUTIVE OFFICER
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                               INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
-----------    -----------

99 Letter to Shareholders of Retractable Technologies, Inc. dated July 26, 2001 regarding Med-Design Corporation.